UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2024

GETTY REALTY CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-13777	11-3412575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

292 Madison Avenue, 9th Floor New York, New York	10017-6318
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 349-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on July 29, 2024, Getty Realty Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with each of BofA Securities, Inc., J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Goldman Sachs & Co. LLC, TD Securities (USA) LLC, Robert W. Baird & Co. Incorporated, Capital One Securities, Inc., Citizens JMP Securities, LLC, and BTIG, LLC as the underwriters and, as applicable, the forward sellers (together, in such capacities, the “Underwriters” and the “Forward Sellers,” as applicable) and each of Bank of America, N.A., JPMorgan Chase Bank, National Association and KeyBanc Capital Markets Inc., as the forward purchasers (together, in such capacity, the “Forward Purchasers”), relating to the sale of 3,500,000 shares (the “Shares”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”) offered by the Forward Sellers in connection with certain forward sale agreements described below, at a public offering price of $30.10 per share. The closing of the offering occurred on July 31, 2024.

Pursuant to the terms of the Underwriting Agreement, the Underwriters were granted a 30-day option to purchase up to 525,000 additional shares of Common Stock.

On August 6, 2024, the Underwriters exercised in full their option to purchase an additional 525,000 shares of Common Stock. In connection with the option exercise, the Company entered into separate forward sale agreements (the “Additional Forward Sale Agreements”) with each Forward Purchaser. In accordance with the terms of the Additional Forward Sale Agreements, the Forward Purchasers (or their affiliates) borrowed from third parties and sold to the Underwriters the 525,000 Shares that were sold in the offering. Pursuant to the terms of the Additional Forward Sale Agreements, and subject to its right to elect cash or net share settlement, the Company is obligated to issue and deliver, upon physical settlement of the Additional Forward Sale Agreements on one or more dates specified by the Company, the number of shares of Common Stock underlying the Additional Forward Sale Agreements in exchange for a cash payment per share equal to the forward sale price under the Additional Forward Sale Agreements. The Company expects to physically settle the Additional Forward Sale Agreements and receive proceeds, subject to certain adjustments, from the issuance of shares of Common Stock upon one or more such physical settlements within approximately one year from the date of the prospectus supplement relating to the offering. Although the Company expects to settle the Additional Forward Sale Agreements entirely by the physical delivery of shares of Common Stock for cash proceeds, the Company may also elect to cash or net share settle all or a portion of its obligations under the Additional Forward Sale Agreements, in which case, it may receive, or it may owe, cash or shares of Common Stock from or to the Forward Purchasers. The Additional Forward Sale Agreements provide for an initial forward sale price of $28.896 per share, subject to certain adjustments pursuant to the terms of the Additional Forward Sale Agreements. The Additional Forward Sale Agreements are subject to early termination or settlement under certain circumstances.

The Company will not receive any proceeds from the sale of the Shares by the Forward Sellers. The Company intends to use the net proceeds, if any, received upon the settlement of the Additional Forward Sale Agreements to fund property acquisitions, to repay indebtedness outstanding under the Company’s revolving credit facility, for working capital and other general corporate purposes, or a combination of the foregoing.

The Shares offered pursuant to the Underwriting Agreement have been registered on the Company’s registration statement on Form S-3 (File No. 333-276399), which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on January 5, 2024, and a prospectus supplement, dated July 29, 2024. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the Shares.

The foregoing description of the Underwriting Agreement and the Additional Forward Sale Agreements does not purport to be complete and is qualified in its entirety by the full text of the Underwriting Agreement (incorporated herein by reference as Exhibit 1.1) and the Additional Forward Sale Agreements, which are attached as Exhibits 1.2, 1.3 and 1.4 hereto and are incorporated by reference herein.

Cautionary Statement Concerning Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 set forth in the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The forward-looking statements include, among other things, statements regarding the expected settlement of the Additional Forward Sale Agreements and the use of proceeds therefrom (if any), and can be identified by the use of words such as “may,” “will,” “believe,” “expect,” “seek,” “plan,” “project,” “predict,” “anticipate,” “intend,” “estimate” and other comparable terms. These forward-looking statements are based on the Company’s current beliefs and assumptions and information currently available to the Company, and are subject to known and unknown risks, uncertainties and other factors and were derived utilizing numerous important assumptions that may cause actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors and assumptions involved in the derivation of forward-looking statements, and the failure of such other assumptions to be realized as well as other factors may also cause actual results to differ materially from those projected. Most of these factors are difficult to predict accurately and are generally beyond the Company’s control. These factors and assumptions may have an impact on the continued accuracy of any forward-looking statements that the Company makes. You should not place undue reliance on such forward-looking statements, which reflect the Company’s view only as of the date hereof. Except for the Company’s ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events, unless required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

1.1	Underwriting Agreement, dated July 29, 2024, by and among Getty Realty Corp., BofA Securities, Inc., J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Goldman Sachs & Co. LLC, TD Securities (USA) LLC, Robert W. Baird & Co. Incorporated, Capital One Securities, Inc., Citizens JMP Securities, LLC, and BTIG, LLC (incorporated herein by reference to Exhibit 1.1 to the Current Report on Form 8-K (File No. 001-13777) filed with the SEC on July 31, 2024)

1.2	Forward Confirmation, dated August 6, 2024, by and among Getty Realty Corp. and Bank of America, N.A.

1.3	Forward Confirmation, dated August 6, 2024, by and among Getty Realty Corp. and JPMorgan Chase Bank, National Association

1.4	Forward Confirmation, dated August 6, 2024, by and among Getty Realty Corp. and KeyBanc Capital Markets Inc.

5.1	Opinion of DLA Piper LLP (US) regarding the legality of the Shares

8.1	Opinion of DLA Piper LLP (US) regarding certain tax matters (incorporated herein by reference to Exhibit 8.1 to the Registration Statement on Form S-3 (File No. 333-276399) filed with the SEC on January 5, 2024)

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

23.2	Consent of DLA Piper LLP (US) (included in Exhibit 8.1)

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETTY REALTY CORP.

Date: August 9, 2024	By:	/s/ Brian R. Dickman
Brian R. Dickman
Chief Financial Officer and Treasurer